Exhibit 10.5

FOURTH AMENDMENT

TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (the "Fourth Amendment") is made and entered effective as of the date of the last signature (the "Fourth Amendment Effective Date"), by and between Regents of the University of Minnesota (the "University"), a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 200 Oak Street, SE, Suite 280, Minneapolis, Minnesota 55455, and Miromatrix Medical Inc., a corporation under the laws of the State of Delaware, having a business address of 10399 West 70th Street, Eden Prairie, MN 55344 (the "Company") (each a "Party" and collectively, the "Parties").

BACKGROUND

The Parties entered into an Exclusive Patent License Agreement, dated and effective as of 04 February 2010, including, without limitation, Exhibit A, Terms and Conditions of the Exclusive Patent License Agreement (the "Tunis and Conditions"), and as amended under the First Amendment dated and effective as of 17 November 2010 (the "First Amendment"), the Second Amendment dated and effective as of 12 March 2013 (the "Second Amendment"), and the Third Amendment dated and effective as of 16 December 2014 (the "Third Amendment"), under which the University granted to the Company an exclusive license to the University's intellectual property rights in the Licensed Technology, as described more fully in the Exclusive Patent License Agreement, First Amendment, Second Amendment and Third Amendment (as amended, the "EPLA"). The Parties wish to effect the transfer of ownership of the University's right, title and interest in the Licensed Patents and Patent Applications to the Company and for Company to continue to be bound by the financial terms and all other terms of the EPLA, as amended, except as set forth hereinbelow. To effect such transfer, the Parties now wish, inter alia, to amend the University's and the Company's rights and obligations under the EPLA as provided in this Fourth Amendment.

NOW, THEREFORE, THE PARTIES AGREE THAT:

EPLA

1.                  Definitions: Capitalized terms not otherwise defined in this Fourth Amendment have the meanings ascribed to them in the EPLA. In all instances in the EPLA (except as set forth in Section 6 hereinbelow), the use of the word(s) "Licensee", "license," "licensed," "Licensed Patent," "Licensed Product," and the like shall hereafter refer to "Assignee", "assign," "assigned," "Assigned Patent," "Assigned Product," etc. The definitions of each such capitalized tem' shall not be altered. The sole intent of the modifications of this Section 1 is to recognize that the previous license transaction now has been converted to an assignment and transfer.

2.                Title: The EPLA hereby is retitled "Patent Assignment Agreement." All references in the EPLA to "Exclusive Patent License Agreement" or "EPLA" henceforth shall refer to Patent Assignment Agreement.

Fourth Amendment to Exclusive Patent License Agreement

3.                 Technology: Section 5.1 of the EPLA, Licensed Patent(s) (§1.12) is hereby deleted in its entirety and replaced with the following:

Country	Serial Number	Patent Number
Australia	2006282783	2006282783
Australia	2010236855	2010236855
Australia	2013224686	2013224686
Belgium	06790024.1	1928519
Belgium	11181797.9	2431063
China	201210287455.7	ZL201210287455.7
China	200680030925.4	ZL200680030925.4
European Patent Office	06790024.1	1928519
European Patent Office	11181797.9	2431063
France	06790024.1	1928519
France	11181797.9	2431063
Germany	11181797.9	6020060451752.9/2431063
Germany	06790024.1	6020060428636.9/1928519
Hong Kong	12109340.4	HK1168565
India	1741/DELNP/2008	263193
Israel	189418	189418
Italy	06790024.1	1928519
Italy	11181797.9	2431063
Korea Rep Of	10-2013-7028378	10-1420585
Korea Rep Of	10-2008-7007151	10-1376013
Mexico	MX/a/2008/002589	320910
Mexico	MX/A/2011/010197	319353
Netherlands	06790024.1	1928519
Netherlands	11181797.9	2431063
Poland	06790024.1	1928519
Poland	11181797.9	2431063
Russia	2008111503	2463081
Singapore	2011018983	170731
Spain	11181797.9	2431063

Fourth Amendment to Exclusive Patent License Agreement

Country	Serial Number	Patent Number
Spain	06790024.1	1928519
Sweden	06790024.1	1928519
Sweden	11181797.9	2431063
Switzerland	06790024.1	1928519
Switzerland	11181797.9	2431063
Turkey	06790024.1	TR201203945T4/1928519
Turkey	11181797.9	2431063
United Kingdom	06790024.1	1928519
United Kingdom	11181797.9	2431063
United States	12/064,613	8,470,520

Section 5.2 of the EPLA, Patent Applications (§1.16) is hereby deleted in its entirety and replaced with the following:

Country	Serial Number
Australia	2015224503
Canada	2,618,731
Canada	2,757,457
China	201080024899.0
European Patent Office	15170077.0
European Patent Office	10723848.7
Hong Kong	12111387.4
Hong Kong	filed in July 2016 (related to HK1168565)
India	5160/DELNP/2014
India	7719/DELNP/2011
Israel	233821
Israel	215463
Japan	2012-248398
Japan	2008-528231
Japan	2015-164446
Japan	2012-503673
Japan	2015-094591
Korea Rep Of	10-2014-7007674

Fourth Amendment to Exclusive Patent License Agreement

Country	Serial Number
Korea Rep Of	10-2011-7025607
Mexico	MX/a/2014/006778
PCT	PCT/US2006/033415
PCT	PCT/US2010/046644
PCT	PCT/US2010/029463
Russia	2012122055
Russia	2011143730
Singapore	200801197-5
Singapore	.10201401131W
Singapore	10201603074Q
Singapore	201107081-0
United States	13/725,030
United States	60/815,242
United States	60/711,501
United States	13/913,974
United States	60/711,509
United States	11/512,009
United States	12/547,021
United States	13/262,286
United States	61/211,613

4.                  Sublicense Rights (§3.1.2): Section 7 of the EPLA is deleted in its entirety.

5.                  Federal Government Rights (§3.2): Section 7 of the EPLA is deleted in its entirety and replaced as follows:

Federal Government Rights (§3.5): Yes.

6.                Performance Milestones (§ 5.1): The parties agree that the Company has satisfactorily performed each of the Milestones listed in Section 9, Performance Milestones (§ 5.1) of the EPLA.

7.                  Payments (§6.1): Section 11.4.2 of the EPLA is deleted in its entirety and replaced as follows:

Fourth Amendment to Exclusive Patent License Agreement

     11.4.2 Minimum Annual Cumulative Royalty Payment. Beginning in the calendar year in which any Assigned Product or combination of Assigned Products first achieves cumulative Commercial Sales of five million dollars ($5,000,000), the following minimum annual royalty obligation applies: If the total payments to the University under sections 11.4. and 11.5 do not aggregate to a minimum of $500,000 for each calendar year during the Term of this Agreement, the Licensee shall pay the University the difference between the total amounts actually paid to the University under sections 11.4 and 11.5 of this Agreement for such year and the minimum sum of $500,000 within 30 days following the end of such year.

In Section 11.5 of the EPLA only, the word "License" shall be substituted for the word "Sublicense" and "Licensee" shall refer to Company as "Assignee" in each instance.

8.                 Licensee's Address for Notice (p3): Section 12 of the EPLA is hereby amended to change Licensee's address for notice to:

Miromatrix Medical Inc.

Attention: Robert Cohen

10399 West 70th Street

Eden Prairie, MN 55344

Telephone No. 612-202-7026

Email: rcohen@miromatrix.com

9.             Licensee's Contact Person for Patent Prosecution Consultation (§4.2.3): Section 13 of the EPLA is hereby amended to change Licensee's contact person to:

Miromatrix Medical Inc.

Attention: Robert Cohen

10399 West 70th Street

Eden Prairie, MN 55344

Telephone No. 612-202-7026

Email: rcohen@miromatrix.com

10.             Observer Rights: Section 14 of the EPLA is hereby amended to change the designation of the University's representative from "Doug Johnson" to "Jay Schrankler."

TERMS AND CONDITIONS

11.                Definitions. In all instances, the use of the word(s) "Licensee", "license," "licensed," "Licensed Patent," "Licensed Product," and the like shall hereafter refer to "Assignee", "assign," "assigned," "Assigned Patent," "Assigned Product," etc. except in Section 5.5 no change to the word "license" is intended. The sole intent of the modifications of this Section 11 is to recognize that the previous license transaction now has been converted to an assignment and transfer.

In Section 1.1 of the Terms and Conditions, the word "Licensee" shall be understood to refer to Company as "Assignee" the word "Licensee" shall be substituted for the word "sublicensee" in each instance.

Fourth Amendment to Exclusive Patent License Agreement

Section 1.10 of the Terms and Conditions shall be deleted in its entirety.

In Sections 1.23, 1.24 and 6.5.2 of the Terms and Conditions, the word "License" shall be substituted for the word "Sublicense" in each instance, whether in its uppercase or lowercase form and "Licensee(s) of the Assignee" shall be substituted for "sublicensees" in Section 1.24 and 6.5.2.

12.            Grant of License and Obligations. Section 3 of the Terms and Conditions is hereby deleted in its entirety and replaced with the following:

3.             Assignment:

3.1       In consideration of the premises and the terms and conditions contained in the EPLA and this Fourth Amendment, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the University hereby unconditionally and irrevocably assigns to the Company, and the Company hereby accepts, 100% of the University's right, title, and interest in the Licensed Patents and Patent Applications (as well as such rights in any divisions, continuations in whole or part, substitute applications, reissues, reexaminations, extensions, supplementary protection certificates, certificates of invention, utility models, related patent applications and the like) (collectively, the "IP") for the entire term of any issued patent(s) deriving from the IP, and for the entire terms of any and all patents, patent applications and patents that may ultimately issue from such applications (as well as such rights in any divisions, continuations in whole or part, substitute applications, reissues, reexaminations, extensions, supplementary protection certificates, certificates of invention, utility models, related patent applications and the like) anywhere in the world that, at any time, claim benefit or priority from any of the IP. Notwithstanding the foregoing, University retains an irrevocable, world-wide, royalty-free, non-exclusive right to use each Licensed Patent and Licensed Patent Application for teaching, research and educational purposes, but not to include any commercial purposes. The University shall have the right to sublicense its rights under this section to one or more non-profit academic or research institutions, but only in the event that such non-profit academic or research institution signs a contemporaneous agreement in a form reasonably acceptable to Company that grants Company a non-exclusive, royalty-free license under any patents or patent applications issued or filed by such non¬profit academic or research institution that, if practiced, would infringe the Licensed Technology.

3.2       The University hereby assigns to the Company all of the rights, privileges (including the benefit of any attorney-client privilege or attorney work product privilege), title and interest in and to the IP being assigned and set over to the Company hereunder, including, without limitation, all income, royalties, damages, right to sue, right to enforce and any and all payments now or hereafter due or payable with respect thereto (excluding any payments due the University from the Company pursuant to the EPLA), and the right to bring any claim, suit, counterclaim, and recover for the past, present and future infringement of the rights assigned hereunder.

Fourth Amendment to Exclusive Patent License Agreement

3.3       The University authorizes the United States Patent and Trademark Office and all foreign patent offices to issue any patents resulting from the IP to the Company and to transfer ownership of any existing patents resulting from the IP to the Company. The right, title and interest in the IP transferred hereunder is to be held and enjoyed by the Company and the Company's successors and assigns as fully and exclusively as it would have been held and enjoyed by the University had this assignment not been made.

3.4       The University further agrees to: (a) sign and cause to be signed the form of assignment of patent right attached hereto as Exhibit A transferring University's entire right, title and interest in the Licensed Patents and Patent Applications to the Company and cause, or cooperate with Company in causing, such assignment to be filed and recorded with the United States Patent and Trademark Office; (b) cooperate with the Company in the prosecution of any patent applications derived from the IP; (c) execute, verify, acknowledge and deliver all such further papers reasonably necessary to effect the intent of this Fourth Amendment, including patent applications and instruments of transfer; and (d) perform such other acts as the Company lawfully and reasonably may request to obtain or maintain any patents derived from the IP in any and all countries.

3.5       Company acknowledges that the United States federal government funded the development, in whole or in part, the applications and patents in UMN Z08174 (collectively, the "NIH-Funded IP") and, therefore, as it relates to the NIH Funded IP:, (i) the federal government may have certain rights in and to such intellectual property rights as those rights are described in Chapter 18, Title 35 of the United States Code and accompanying regulations, including Part 401, Chapter 37 of the Code of Federal Regulations, and (ii) the Parties' rights and obligations with respect to such intellectual property rights, including the assignments set forth herein, are subject to the applicable terms of these laws and regulations. University will use good faith efforts to secure National Institutes of Health ("NIH") approval for the assignment to Company of the NIH-Funded IP in a timely manner. Company shall be responsible for drafting all required documents for submission to NIH and University shall have final approval of the content of such documents. Until such time as the NIH-Funded IP is assigned to Company, or in the event that NIH makes a final determination that the NIH-Funded IP cannot be assigned to Company, such NIH-Funded IP shall continue to be subject to the terms and conditions of the EPLA as if this Fourth Amendment was not effective.

The applications in UMN Z08174 are shown below:

Canada	2809990
China	201180052952.2
Hong Kong	14100212.6
India	2789/DELNP/2013
Israel	224964
Korea Rep of	10-2013-7008118
Mexico	MX/a/2013/002372

Fourth Amendment to Exclusive Patent License Agreement

PCT	PCT/US2011/050266
Russia	2013114382
United States	61/379,073
United States	13/820,079

The granted/issued patents in UMN Z08174are shown below:

Country	Serial Number	Patent Number
Australia	2011295779	2011295779
Belgium	117796927.3	2611472
European Patent Office	11776927.3	2611472
France	11776927.3	2611472
Germany	11776927.3	602011023264.9/2611472
Italy	11776427.3	2611472
Japan	2013527329	5931878
Netherlands	11776927.3	2611472
Poland	11776927.3	2611472
Singapore	2013015706	188369
Spain	11776927.3	2611472
Sweden	11776427.3	2611472
Switzerland	11776927.3	2611472
Turkey	11776427.3	TR20 I 602464T4/2611472
United Kingdom	11776927.3	2611472

Company agrees that it will not assign any rights under the Licensed Technology, the Licensed Patent Applications or the Licensed Patents granted in this Section 3 including, but not limited to, the rights granted under Section 3.1 and Section 3.2 (collectively, the "Transferred Rights") to any third party unless the third party intended assignee agrees to assume all obligations of Company with respect to the Transferred Rights to be assigned and the third party assignee provides such assurance to the University in a form reasonably acceptable to the University.

13.           Applications and Patents. Section 4 of the Terms and Conditions is hereby deleted in its entirety and replaced with the following:

4.             Applications and Patents:

4.1       The Company shall diligently pursue the prosecution of all Licensed Patent Applications to issuance of the resulting patents, and shall not abandon, withdraw or discontinue prosecution of any Patent Application without first consulting with and obtaining the University's prior written consent, which consent shall not be unreasonably withheld, if the parties agree that the issuance of a patent from such application is unlikely or is no longer to the benefit of the patent prosecution strategy for the Licensed Technology.

Fourth Amendment to Exclusive Patent License Agreement

4.2       If the Company intends not to pursue the prosecution or maintenance of a Licensed Patent or Patent Application in a particular country, or to take any other action with respect to a Licensed Patent or Patent Application in a particular country that is useful or necessary to establish or preserve rights with respect to the Licensed Products, the Company shall so notify the University in writing and in good time to enable the University to meet any deadlines by which an action must be taken to establish or preserve any such rights. Upon receipt of any such notice, the University shall have the right, but not the obligation, to pursue the filing or registration, or support the continued prosecution or maintenance, of such Licensed Patent or Patent Application at its expense in such country. If the University elects to pursue such filing or registration, as the case may be, or continue such support, then the University shall notify the Company of such election and the Company shall, and shall cause its agents and Affiliates to, cooperate with the University in this regard.

4.3       At the University's request, the Company will provide a schedule listing all applicable filing deadlines and estimate of associated costs necessary to maintain the Licensed Patents and Patent Applications in a particular country to the University in writing.

14.            Infringement. Section 7 of the Terms and Conditions is hereby deleted in its entirety and replaced with the following:

7.       Infringement.

7.1       If a party learns of substantial, credible evidence that a third party is making, using, or selling a product in the Field of Use in the Territory that infringes a Licensed Patent, such party shall promptly notify the other party in writing of the possible infringement and in such notice describe in detail the information suggesting infringement of the Licensed Patent. No provision of this Agreement limits, conditions, or otherwise affects Company's statutory and common-law rights to commence an action to enforce a Licensed Patent.

7.2       Any amounts recovered (less amounts paid for reasonable attorneys' fees and legal expenses) by Licensee in such action or settlement that constitute compensation for lost profits or sales will be considered subject to the royalty rate in subsection 11.4.1 of the EPLA. All other amounts recovered (less amounts paid for reasonable attorneys' fees and legal expenses) by Licensee in such action or settlement will be considered Sublicense Revenues subject to Section 11.5.2 of the EPLA.

15.           Termination: Section 8 of the Terms and Conditions is hereby deleted in its entirety.

Fourth Amendment to Exclusive Patent License Agreement

16.               Warranties: Section 10.4 of the Terms and Conditions is hereby deleted in its entirety.

17.                Damages: Section 11.3 of the Terms and Conditions is hereby deleted in its entirety.

18.                Assignment and Sublicense: Section 13 of the Terms and Conditions is hereby deleted in its entirety.

19.                Payments (§6.1): In Section 11.5 of the EPLA, the word "License" shall be substituted for the word "Sublicense" in each instance.

20.                Change of Control: Section 14 of the Terms and Conditions is hereby deleted in its entirety.

21.                Security Interest: Section 26 of the Terms and Conditions is hereby deleted in its entirety.

22.                Survival: Section 27 of the Terms and Conditions is hereby deleted in its entirety and replaced as follows:

"Licensee's obligations that have accrued before the effective date of termination, purported termination or expiration of this Agreement (e.g., the obligation to report and make payments on sales, leases, or dispositions of Licensed Products and to reimburse the University for costs) and the obligations specified in section 6.1 survive. The obligations and rights set forth in sections 6.4, 9, 10, 11, 15 and 28 also survive termination, purported termination or expiration of this Agreement.

23.           Administration Fee. Within thirty (30) days of the signing of the assignments pursuant to Sections 3.5 to 3.8 of the EPLA (as amended) by University, Miromatrix will pay University an Administration Fee fifty thousand ($50,000).

24.            Definitions: Section 1.23 of the Terms and Conditions shall be replaced in its entirety as follows:

1.23 "Sublicense Revenues" means all revenue, in whatever form, but excluding Sublicense Royalties, received by the Licensee in consideration of its granting a third party a license or assignment to any of its rights under the Agreement, including, without limitation, receipt of annual milestone attainment, license issuance, maintenance or up-front payments, or technology access fee; and issuance of securities or real, personal or intangible property.

Fourth Amendment to Exclusive Patent License Agreement

25.                University Address for Notice Purposes:

In Section 23 of the Terms and Conditions, notice to the University should be given to the Office for Technology Commercialization as follows:

University of Minnesota

Office for Technology Commercialization

Attn: Contracts Manager

200 Oak St. SE, Suite 280

Minneapolis, MN 55455

Phone: 612.624.0550

Fax: 612.624.6554

E-mail: otcagree@umn.edu

Web site: http://www.research.umn.edu/techcomm

26.              General. Except as amended, deleted, or otherwise modified by this Fourth Amendment, the terms of the EPLA, including, without limitation, the Terms and Conditions and including in particular the payment obligations of the Company to the University, shall remain in full force and effect and enforceable against and legally binding upon the Parties. If there is any conflict between the terms of this Fourth Amendment and the terms of the EPLA, the terms of this Fourth Amendment shall control.

IN WITNESS WHEREOF, acting through their respective duly authorized representatives, the University and the Company have duly executed, delivered and entered into this Fourth Amendment as of the Fourth Amendment Effective Date.

Regents of the University of Minnesota		Miromatrix Medical Inc.

By:	/s/ Jay Schrankler	By:	/s/ Robert Cohen
Name: Jay Schrankler		Name: Robert Cohen
Title: Executive Director		Title: President and CEO
Office for Technology
Commercialization
Date: 9/15/2016		Date: 9/21/2016

Fourth Amendment to Exclusive Patent License Agreement

EXHIBIT A

Form of Assignment of Patent and Patent Application recordable with the United States Patent and Trademark Office

[ATTACHED HEREINBELOW]

Fourth Amendment to Exclusive Patent License Agreement

UNIVERSITY OF MINNESOTA

ASSIGNMENT

WHEREAS, REGENTS OF THE UNIVERSITY OF MINNESOTA ("Assignor"), having offices at 600 McNamara Alumni Center, 200 Oak Street SE, Minneapolis, Minnesota 55455-2020, possesses the entire right, title and interest in and to the applications and patents listed in attached Exhibit A (collectively, the "University Patents and Applications"); and

WHEREAS, Miromatrix Medical Inc. ("Assignee"), a corporation under the laws of the State of Delaware, having a business address of 10399 West 70th Street, Eden Prairie, MN 55344, desires to acquire the entire right, title and interest in and to the University Patents and Applications and any and all additional Letters Patent that may emanate therefrom.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over unto Assignee, its successors and assigns, the entire right, title and interest in the University Patents and Applications and to any and all Letters Patent of the United States and any foreign countries that may emanate from the University Patents and Applications, including rights under the International Convention for the Protection of Industrial Property, and in and to any and all extensions, divisions, continuations, continuations-in-part or reissues of said University Patents and Applications and Letters Patent that may be granted, the same to be held and enjoyed by Assignee for its own use and benefit and use and benefit of its successors and assigns through the latest expiration date of any patent or application comprising the University Patents and Applications, as fully and entirely as the same would have been held and enjoyed by Assignor had this assignment not been made. This assignment specifically includes the exclusive right to enforce all rights under the University Patents and Applications in the name of Assignee and to recover damages for past infringement of the rights conveyed herein.

Assignor hereby authorizes said Assignee, its successors and assigns, or anyone it may properly designate, to continue prosecution of the University Patents and Applications, to apply for additional Letters Patent, in its own name if desired, in any and all foreign countries, and additionally to claim the filing date of said University Patents and Applications and/or otherwise take advantage of the provisions of the International Convention.

Assignor does hereby covenant and agree with said Assignee, its successors and assigns, that Assignor will not execute in writing or do any act whatsoever conflicting with these presents, and that Assignor at any time upon request, without further or additional consideration, but at the expense of said Assignee, its successors and assigns, execute such additional writings and do such additional acts as said Assignee, its successors and assigns, may deem necessary or desirable to perfect the Assignee's enjoyment of this assignment, and render all assistance necessary or appropriate in making application for and obtaining original, divisional, reissues or extended Letters Patent of the United States, or of any and all foreign countries on said invention, and in enforcing any rights occurring as a result of such application or patents, by giving testimony in any proceedings or transactions involving such applications or patents.

Fourth Amendment to Exclusive Patent License Agreement

Assignor hereby requests the Honorable Commissioner of Patents and Trademarks to issue all Letters Patent to Assignee in accordance with the University Patents and Applications set forth this instrument.

IN WITNESS WHEREOF, I have hereunto set my hand on this 15th day of September, 2016 on behalf of Assignor:

REGENTS OF THE UNIVERSITY OF MINNESOTA

/s/ Jay Schrankler

STATE OF MINNESOTA

COUNTY OF HENNEPIN

On this 15th day of September, 2016, before me personally appeared Jay Schrankler, to me known to be the person described in and who executed the foregoing instrument and acknowledged that s/he executed the same as his/her free act and deed.

IN WITNESS WHEREOF, I have hereunto affixed my official signature with the seal of my office, the day and year above written.

/s/ Resa M. Gilats

Notary Public

Fourth Amendment to Exclusive Patent License Agreement

UNIVERSITY OF MINNESOTA

ASSIGNMENT

WHEREAS, REGENTS OF THE UNIVERSITY OF MINNESOTA ("Assignor"), having offices at 600 McNamara Alumni Center, 200 Oak Street SE, Minneapolis, Minnesota 55455-2020, possesses the entire right, title and interest in and to the applications and patents listed in attached Exhibit A (collectively, the "University Patents and Applications"); and

WHEREAS, Miromatrix Medical Inc. ("Assignee"), a corporation under the laws of the State of Delaware, having a business address of 10399 West 70th Street, Eden Prairie, MN 55344, desires to acquire the entire right, title and interest in and to the University Patents and Applications and any and all additional Letters Patent that may emanate therefrom.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over unto Assignee, its successors and assigns, the entire right, title and interest in the University Patents and Applications and to any and all Letters Patent of the United States and any foreign countries that may emanate from the University Patents and Applications, including rights under the International Convention for the Protection of Industrial Property, and in and to any and all extensions, divisions, continuations, continuations-in-part or reissues of said University Patents and Applications and Letters Patent that may be granted, the same to be held and enjoyed by Assignee for its own use and benefit and use and benefit of its successors and assigns through the latest expiration date of any patent or application comprising the University Patents and Applications, as fully and entirely as the same would have been held and enjoyed by Assignor had this assignment not been made. This assignment specifically includes the exclusive right to enforce all rights under the University Patents and Applications in the name of Assignee and to recover damages for past infringement of the rights conveyed herein.

Assignor hereby authorizes said Assignee, its successors and assigns, or anyone it may properly designate, to continue prosecution of the University Patents and Applications, to apply for additional Letters Patent, in its own name if desired, in any and all foreign countries, and additionally to claim the filing date of said University Patents and Applications and/or otherwise take advantage of the provisions of the International Convention.

Assignor does hereby covenant and agree with said Assignee, its successors and assigns, that Assignor will not execute in writing or do any act whatsoever conflicting with these presents, and that Assignor at any time upon request, without further or additional consideration, but at the expense of said Assignee, its successors and assigns, execute such additional writings and do such additional acts as said Assignee, its successors and assigns, may deem necessary or desirable to perfect the Assignee's enjoyment of this assignment, and render all assistance necessary or appropriate in making application for and obtaining original, divisional, reissues or extended Letters Patent of the United States, or of any and all foreign countries on said invention, and in enforcing any rights occurring as a result of such application or patents, by giving testimony in any proceedings or transactions involving such applications or patents.

Fourth Amendment to Exclusive Patent License Agreement

Assignor hereby requests the Honorable Commissioner of Patents and Trademarks to issue all Letters Patent to Assignee in accordance with the University Patents and Applications set forth this instrument.

IN WITNESS WHEREOF, I have hereunto set my hand on this 15th day of September, 2016 on behalf of Assignor

REGENTS OF THE UNIVERSITY OF MINNESOTA

/s/ Jay Schrankler

STATE OF MINNESOTA

COUNTY OF HENNEPIN

On this 15th day of September, 2016, before me personally appeared Jay Shrankler, to me known to be the person described in and who executed the foregoing instrument and acknowledged that s/he executed the same as his/her free act and deed.

IN WITNESS WHEREOF, I have hereunto affixed my official signature with the seal of my office, the day and year above written.

/s/ Resa M. Gilats

Notary Public

Fourth Amendment to Exclusive Patent License Agreement

Patents

Exhibit A

Country	Serial Number	Patent Number
Australia	2006282783	2006282783
Australia	2010236855	2010236855
Australia	2013224686	2013224686
Belgium	06790024.1	1928519
Belgium	11181797.9	2431063
China	201210287455.7	ZL201210287455.7
China	200680030925.4	ZL200680030925.4
European Patent Office	06790024.1	1928519
European Patent Office	11181797.9	2431063
France	06790024.1	1928519
France	11181797.9	2431063
Germany	11181797.9	6020060451752.9/2431063
Germany	06790024.1	6020060428636.9/1928519
Hong Kong	12109340.4	HK1168565
India	1741/DELNP/2008	263193
Israel	189418	189418
Italy	06790024.1	1928519
Italy	11181797.9	2431063
Korea Rep Of	10-2013-7028378	10-1420585
Korea Rep Of	10-2008-7007151	10-1376013
Mexico	MX/a/2008/002589	320910
Mexico	MX/A/2011/010197	319353
Netherlands	06790024.1	1928519
Netherlands	11181797.9	2431063
Poland	06790024.1	1928519
Poland	11181797.9	2431063
Russia	2008111503	2463081

Fourth Amendment to Exclusive Patent License Agreement

Country	Serial Number	Patent Number
Singapore	2011018983	170731
Spain	11181797.9	2431063
Spain	06790024.1	1928519
Sweden	06790024.1	1928519
Sweden	11181797.9	2431063
Switzerland	06790024.1	1928519
Switzerland	11181797.9	2431063
Turkey	06790024.1	TR201203945T4/1928519
Turkey	11181797.9	2431063
United Kingdom	06790024.1	1928519
United Kingdom	11181797.9	2431063
United States	12/064,613	8,470,520

Patent Applications

Australia	2015224503
Canada	2,618,731
Canada	2,757,457
China	201080024899.0
European Patent Office	15170077.0
European Patent Office	10723848.7
Hong Kong	12111387.4
Hong Kong	filed in July 2016 (related to
India	HK1168565)
India	5160/DELNP/2014
Israel	7719/DELNP/2011
Israel	233821
Japan	215463
Japan	2012-248398
Japan	2008-528231
Japan	2015-164446
Japan	2012-503673
Korea Rep Of	2015-094591

Fourth Amendment to Exclusive Patent License Agreement

Korea Rep Of	10-2014-7007674
Mexico	10-2011-7025607
PCT	MX/a/2014/006778
PCT	PCT/US2006/033415
PCT	PCT/US2010/046644
Russia	PCT/US2010/029463
Russia	2012122055
Singapore	2011143730
Singapore	200801197-5
Singapore	10201401131W
Singapore	10201603074Q
United States	201107081-0
United States	13/725,030
United States	60/815,242
United States	60/711,501
United States	13/913,974
United States	60/711,509
United States	11/512,009
United States	12/547,021
United States	13/262,286

Fourth Amendment to Exclusive Patent License Agreement